Exhibit 99.1

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information is based on the historical financial statements of Crown Castle International Corp. and its majority and wholly owned subsidiaries (the “Company”), adjusted to give effect to the following transactions:

(1)	the sale of the Company’s UK subsidiary (“CCUK”) and

(2)	the repayment of the Company’s 2000 Credit Facility.

On June 28, 2004, the Company signed a definitive agreement to sell CCUK to an affiliate of National Grid Transco Plc for $2.035 billion in cash, subject to certain working capital type adjustments. On August 31, 2004, the Company completed the sale of CCUK. The cash proceeds for the transaction amounted to approximately $2.028 billion, after taking into account preliminary working capital type adjustments. In accordance with the terms of the Company’s 2000 Credit Facility, the Company was required to use approximately $1.3 billion of the proceeds from the transaction to fully repay the outstanding borrowings under the 2000 Credit Facility.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations Information for the year ended December 31, 2003 and the nine months ended September 30, 2004 give effect to these transactions as if they had occurred as of January 1, 2003. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that management believes are reasonable. The Company’s historical consolidated statement of operations for the year ended December 31, 2003 presents CCUK’s results of operations on a continuing operations basis, while the historical consolidated statement of operations for the nine months ended September 30, 2004 presents CCUK’s results of operations on a discontinued operations basis.

Included in the notes accompanying the pro forma financial information are tables summarizing the unaudited pro forma results of operations information for the Company and its subsidiaries that are restricted by covenants in our high yield debt instruments (the “Restricted Group”). These subsidiaries exclude Crown Atlantic and certain investment subsidiaries which are designated as unrestricted subsidiaries under our high yield debt instruments.

The pro forma financial information does not purport to represent what the Company’s results of operations would actually have been had these transactions in fact occurred on such dates or to project the Company’s results of operations for any future period. The pro forma financial information should be read in conjunction with the consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS INFORMATION

YEAR ENDED DECEMBER 31, 2003

(In thousands of dollars, except per share amounts)

	Historical	Adjustments for CCUK Sale (a)	Adjustments for Repayment of 2000 Credit Facility		Pro Forma
Net revenues:
Site rental and broadcast transmission	$786,788	$(310,634)	$—		$476,154
Network services and other	143,560	(71,244)	—		72,316

Total net revenues	930,348	(381,878)	—		548,470

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental and broadcast transmission	307,511	(144,336)	—		163,175
Network services and other	110,268	(63,522)	—		46,746
General and administrative	94,888	(7,827)	—		87,061
Corporate development	5,564	—	—		5,564
Restructuring charges	1,291	—	—		1,291
Asset write-down charges	14,317	—	—		14,317
Non-cash general and administrative compensation charges	20,654	(6,668)	—		13,986
Depreciation, amortization and accretion	324,152	(79,702)	—		244,450

	878,645	(302,055)	—		576,590

Operating income (loss)	51,703	(79,823)	—		(28,120)

Other income (expense):
Interest and other income (expense)	(148,474)	30,015	—		(118,459)
Interest expense, amortization of deferred financing costs and dividends on preferred stock	(289,647)	30,813	40,189	(b)	(218,645)

Income (loss) from continuing operations before income taxes, minority interests and cumulative effect of change in accounting principle	(386,418)	(18,995)	40,189		(365,224)

Provision for income taxes	(7,518)	7,053	—		(465)

Minority interests	(2,394)	—	—		(2,394)

Income (loss) from continuing operations before cumulative effect of change in accounting principle	$(396,330)	$(11,942)	$40,189		$(368,083)

Per common share – basic and diluted:
Loss from continuing operations before cumulative effect of change in accounting principle	$(2.08)				$(1.95	)(c)

Common shares outstanding – basic and diluted (in thousands)	216,947				216,947

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS INFORMATION

NINE MONTHS ENDED SEPTEMBER 30, 2004

(In thousands of dollars, except per share amounts)

	Historical	Adjustments for Repayment of 2000 Credit Facility		Pro Forma
Net revenues:
Site rental	$394,422	$—		$394,422
Network services and other	48,172	—		48,172

Total net revenues	442,594	—		442,594

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental	124,974	—		124,974
Network services and other	34,054	—		34,054
General and administrative	66,936	—		66,936
Corporate development	1,021	—		1,021
Restructuring charges (credits)	(478)	—		(478)
Asset write-down charges	3,816	—		3,816
Non-cash general and administrative compensation charges	9,860	—		9,860
Depreciation, amortization and accretion	182,931	—		182,931

	423,114	—		423,114

Operating income	19,480	—		19,480

Other income (expense):
Interest and other income (expense)	(39,966)	—		(39,966)
Interest expense and amortization of deferred financing costs	(166,171)	43,522	(b)	(122,649)

Income (loss) from continuing operations before income taxes and minority interests	(186,657)	43,522		(143,135)

Provision for income taxes	(481)	—		(481)
Minority interests	(4,538)	—		(4,538)

Income (loss) from continuing operations	$(191,676)	$43,522		$(148,154)

Per common share – basic and diluted:
Loss from continuing operations	$(1.00)			$(0.80	)(c)

Common shares outstanding – basic and diluted (in thousands)	221,329			221,329

See Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

INFORMATION

(In thousands of dollars, except per share amounts)

(a)	Reflects the historical results of operations of CCUK for the period indicated.
(b)	Reflects:
(1)	decrease in interest expense as a result of the required repayment of the 2000 Credit Facility of $37,350 for the year ended December 31, 2003 and $41,294 for the nine months ended September 30, 2004; and
(2)	the elimination of amortization of deferred financing costs related to the 2000 Credit Facility of $2,839 for the year ended December 31, 2003 and $2,228 for the nine months ended September 30, 2004.
(c)	A reconciliation of the numerators and denominators of the pro forma basic and diluted per share computations is as follows:

	Year Ended December 31, 2003	Nine Months Ended September 30, 2004
Pro forma loss from continuing operations before cumulative effect of change in accounting principle	$(368,083)	$(148,154)
Dividends on preferred stock	(54,294)	(28,864)
Gains on purchases of preferred stock	349	—

Pro forma loss from continuing operations before cumulative effect of change in accounting principle applicable to common stock for basic and diluted computations	$(422,028)	$(177,018)

Weighted-average number of common shares outstanding during the period for basic and diluted computations (in thousands)	216,947	221,329

Per common share – basic and diluted:
Pro forma loss from continuing operations before cumulative effect of change in accounting principle	$(1.95)	$(0.80)

The following tables summarize the unaudited pro forma results of operations information for the Restricted Group under our high yield debt instruments. Such information is not intended as an alternative measure of the operating results as would be determined in accordance with generally accepted accounting principles.

	Year Ended December 31, 2003
	Pro Forma	Exclusion of Unrestricted Subsidiaries	Restricted Group Pro Forma
Net revenues:
Site rental	$476,154	$(103,258)	$372,896
Network services and other	72,316	(13,263)	59,053

Total net revenues	548,470	(116,521)	431,949

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental	163,175	(37,525)	125,650
Network services and other	46,746	(7,020)	39,726
General and administrative	87,061	(11,815)	75,246
Corporate development	5,564	—	5,564
Restructuring charges	1,291	289	1,580
Asset write-down charges	14,317	(4,510)	9,807
Non-cash general and administrative compensation charges	13,986	(1,352)	12,634
Depreciation, amortization and accretion	244,450	(42,570)	201,880

	576,590	(104,503)	472,087

Operating income (loss)	(28,120)	(12,018)	(40,138)

Other income (expense):
Interest and other income (expense)	(118,459)	7,812	(110,647)
Interest expense, amortization of deferred financing costs and dividends on preferred stock	(218,645)	14,933	(203,712)

Income (loss) from continuing operations before income taxes, minority interests and cumulative effect of change in accounting principle	(365,224)	10,727	(354,497)

Provision for income taxes	(465)	—	(465)
Minority interests	(2,394)	5,857	3,463

Income (loss) from continuing operations before cumulative effect of change in accounting principle	$(368,083)	$16,584	$(351,499)

	Nine Months Ended September 30, 2004
	Pro Forma	Exclusion of Unrestricted Subsidiaries	Restricted Group Pro Forma
Net revenues:
Site rental	$394,422	$(84,291)	$310,131
Network services and other	48,172	(5,797)	42,375

Total net revenues	442,594	(90,088)	352,506

Operating expenses:
Costs of operations (exclusive of depreciation, amortization and accretion):
Site rental	124,974	(28,437)	96,537
Network services and other	34,054	(5,543)	28,511
General and administrative	66,936	(9,055)	57,881
Corporate development	1,021	—	1,021
Restructuring charges (credits)	(478)	17	(461)
Asset write-down charges	3,816	(1,044)	2,772
Non-cash general and administrative compensation charges	9,860	(953)	8,907
Depreciation, amortization and accretion	182,931	(31,707)	151,224

	423,114	(76,722)	346,392

Operating income (loss)	19,480	(13,366)	6,114

Other income (expense):
Interest and other income (expense)	(39,966)	3,234	(36,732)
Interest expense and amortization of deferred financing costs	(122,649)	7,656	(114,993)

Income (loss) from continuing operations before income taxes and minority interests	(143,135)	(2,476)	(145,611)

Provision for income taxes	(481)	—	(481)
Minority interests	(4,538)	7,384	2,846

Income (loss) from continuing operations	$(148,154)	$4,908	$(143,246)